EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of NetIQ Corporation, a Delaware corporation (the Company), on Form 10-K for the year ending June 30, 2003 as filed with the Securities and Exchange Commission (the Report), Charles M. Boesenberg, Chief Executive Office and James A. Barth, Chief Financial Officer of the Company, each certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES M. BOESENBERG
Charles M. Boesenberg President and Chief Executive Officer

September 8, 2003

/s/ JAMES A. BARTH
James A. Barth Senior Vice President and Chief Financial Officer

September 8, 2003